Exhibit 10.24

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated as of January 16, 2020 (the “Agreement”), by and between MCTC Holdings Inc., a Delaware corporation with headquarters located at 520 S. Grand Ave., Suite 320, Los Angeles, CA 90071 (the “Company”), and GW Holdings Group, LLC, a New York limited liability company with its address at 137 Montague Street, Suite 291, Brooklyn, NY 11201 (the “Investor”).

WHEREAS:

A. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

B. Investor desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, a 10% convertible promissory note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of Fifty-Seven Thousand, Seven Hundred Fifty U.S. Dollars and Zero Cents ($57,750.00) (the “Principal Amount”) due and payable on January 16, 2021, together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof (the “Note”) which shall contain a Five Thousand, Two Hundred Fifty U.S. Dollars and Zero Cents ($5,250.00) Original Issue Discount (“OID”) such that the purchase price of the Note shall be Fifty-Two Thousand, Five Hundred U.S. Dollars and Zero Cents ($52,500.00) (the “Purchase Price”), convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note; and

C. The Investor wishes to purchase, upon the terms and conditions stated in this Agreement, the Note.

NOW THEREFORE, the Company and the Investor severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Investor and the Investor agrees to purchase from the Company the Note

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Company Initials

b. Form of Payment. On the Closing Date (as defined below), the Investor shall pay the Purchase Price for the Note to be issued and sold to it at the Closing (as defined below) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the Principal Amount, and the Company shall deliver such duly executed Note on behalf of the Company, to the Investor, against delivery of such Purchase Price.

c. Closing Date. The date and time of the first issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on or about January 16, 2020, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Investor’s Representations and Warranties. The Investor represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Investor is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

b. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined under the Securities Act (an “Accredited Investor”).

c. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

d. Information. The Investor and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor or its advisors. The Investor and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Investor any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Investor. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Investor understands that its investment in the Securities involves a significant degree of risk. The Investor is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

e. Governmental Review. The Investor understands that neither the SEC nor any state securities agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Investor understands that the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless the Securities are sold pursuant to an effective registration statement under the Securities Act, the Investor shall have delivered to the Company, at the cost of the Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, the Securities are sold pursuant to Rule 144 or other available exemption from the registration requirements of the Securities Act, or the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and the Investor shall have delivered to the Company, at the cost of the Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an “underwriter” (as that term is defined by Section 2(a)(11) of the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. The Investor understands that the Note and, until such time as the Conversion Shares have been registered under the Securities Act or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE N O R T H E S E C U R I T I E S I N TO W H I C H T H E S E SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall direct its transfer agent to issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for resale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public resale or transfer of such Security may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Investor agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Investor with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within 2 business days, it will be considered an Event of Default under the Note.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Investor, and this Agreement constitutes a valid and binding agreement of the Investor enforceable in accordance with its terms.

i. Residency. The Investor is a resident of or domiciled in the jurisdiction set forth immediately below the Investor’s name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) and the performance of its obligations thereunder have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the outstanding Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement, the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e. No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Quotations Bureau (the “OTCQB”) and does not reasonably anticipate that the Common Stock will be delisted by the OTCQB in the foreseeable future, nor are the Company’s securities “chilled” by DTC. The Company and its subsidiaries are unaware of any facts or circumstances, which might give rise to any of the foregoing.

f. Absence of Litigation. Except as disclosed in the Company’s public filings, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect. Schedule 3(f) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries, without regard to whether it would have a material adverse effect. The Company and its subsidiaries are unaware of any facts or circumstances, which might give rise to any of the foregoing. As used herein, “knowledge” or any other similar knowledge qualification, means the actual or constructive knowledge of any director or officer of the Company, after due inquiry.

g. Acknowledgment Regarding Investor’ Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Investor or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Investor’ purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

h. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investor. The issuance of the Securities to the Investor will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

i. Title to Property. Except as disclosed in the Company’s public filings, the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(i) or such as would not have a material adverse effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect.

j. Bad Actor. None of the Company, or any its predecessors or any affiliate issuer, any director, executive officer or other officer of the Company, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale of any securities (each, an “ Covered Person” and, collectively, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine (i) the identity of each person that is a Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event.

k. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Investor pursuant to this Agreement, it will be considered an Event of default under the Note.

4. Covenants.

a. Expenses. At the Closing, the Company shall reimburse Investor for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (“Documents”), including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Investor for all fees and expenses immediately upon written notice by the Investor or the submission of an invoice by the Investor. The Company’s obligation with respect to this transaction is to reimburse Investor’s expenses shall be $2,500 in legal fees, which shall be deducted from the Note when funded.

b. Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Investor owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will obtain and, so long as the Investor owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCQB or any equivalent replacement exchange, the Nasdaq National Market (“Nasdaq”), the Nasdaq SmallCap Market (“Nasdaq SmallCap”), the New York Stock Exchange (“NYSE”), or the American Stock Exchange (“AMEX”) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Investor copies of any notices it receives from the OTCQB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

c. Corporate Existence. So long as the Investor beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCQB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

d. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e. Lockout Agreement. The Company will refrain from entering into any other variable debt/financing instrument for sixty (60) days from the Closing Date unless the funding is from Eagle Equities, LLC or if that that financing/funding instrument is for more than $500,000.00.

f. Right of First Refusal. The Company hereby grants the Investor the exclusive “right of first refusal” on any variable debt/financing instrument opportunities for sixty (60) days from the Closing Date. The terms of such funding opportunity shall be provided to the Investor in writing, whereby the Investor shall have the exclusive option to either fund on those terms or allow the Company to accept the terms from another party. Investor must accept or reject the proposed term sheet within 48 business hours, and it will not be unreasonably be withheld.

g. Registration Rights. Whenever the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than 30 days prior to the filing of such Registration Statement) to the holders of Registrable Securities of its intention to effect such a registration and, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 10 days after the Company’s notice has been given to each such holder. If any Piggyback Registration Statement pursuant to which holders of Registrable Securities have registered the offer and sale of Registrable Securities is a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a ” Piggyback Shelf Registration Statement”), such holder(s) shall have the right, but not the obligation, to be notified of and to participate in any offering under such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”). Notwithstanding the foregoing, if a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration or Piggyback Shelf Takedown) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration or takedown (i) first, the shares of Common Stock that the Company proposes to sell; (ii) second, the shares of Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iii) third, the shares of Common Stock requested to be included therein by holders of Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree. For purposes hereof, “Registrable Securities” shall mean the Conversion Shares until such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1).

h. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Investor pursuant to this Agreement, it will be considered an event of default under the Note.

5. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Investor waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision, which may prove invalid or unenforceable under any law, shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Investor.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

MCTC Holdings, Inc.

520 S. Grand Ave., Suite 320

Los Angeles, CA 90071

Attn: Arman Tabatabaei, CEO

If to the Investor:

GW Holdings Group, LLC

137 Montague Street, Suite 291

Brooklyn, NY 11201

Attn: Noah Weinstein - Manager

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Investor may assign its rights hereunder to any person that purchases Securities in a private transaction from the Investor or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Investor. The Company agrees to indemnify and hold harmless the Investor and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Investor shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Agreement to be duly executed as of the date first above written.

Company:	MCTC HOLDINGS, INC.

	By:	/s/ Arman Tabatabaei
	Name:	Arman Tabatabaei
	Title:	Chief Executive Officer

Investor:	GW HOLDINGS GROUP, LLC

By:
	Name:	Noah Weinstein
	Title:	Manager

EXHIBIT A

[$57,750 10% Convertible Promissory Note, less $5,250 OID and $2,500 for legal expenses]

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”).

MCTC HOLDINGS, INC.

10% CONVERTIBLE REDEEMABLE PROMISSORY NOTE

$57,750.00	Issue Date: January 16, 2020
Maturity Date: January 16, 2021

FOR VALUE RECEIVED, MCTC Holdings, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of GW Holdings Group, LLC, a New York limited liability company and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of Fifty-Seven Thousand, Seven Hundred Fifty U.S. Dollars and Zero Cents ($57,750.00) (the “Principal Amount”) on January 16, 2021 (“Maturity Date”). The Company will pay interest on the Principal Amount outstanding at the rate of ten percent (10%) per annum, which will commence on January 16, 2020 (the “Issue Date”). The Company acknowledges that this Note was issued with a Five Thousand, Two Hundred Fifty U.S. Dollars and Zero Cents ($5,250.00) original issue discount (“OID”) such that the issuance price was Fifty-Two Thousand, Five Hundred U.S. Dollars and Zero Cents ($52,500.00). The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 137 Montague Street, Suite 291, Brooklyn, NY 11201, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company shall pay the aggregate unpaid Principal Amount and accrued and payable interest under this Note on or before the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding Principal Amount and accrued and payable interest under this Note and shall satisfy and discharge the liability for amounts owing under this Note to the extent of the sum represented by such check or wire transfer.

This Note is subject to the following additional provisions:

1. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2. Under all applicable laws, the Company shall be entitled to withhold any amounts from all payments it is entitled to.

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3. This Note may only be transferred or exchanged in compliance with the Securities Act of 1933, as amended (“Securities Act”) and any applicable state securities laws. All attempts transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4. (a) The Holder of this Note has the option, beginning on the issuance date of this Note, to convert all or any amount of the unpaid Principal Amount and accrued and unpaid interest under this Note then outstanding into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company at a price (“Conversion Price”) for each share of Common Stock equal to fifty percent (50%) discount (the “Conversion Discount”) of the lowest traded price of the Common Stock as reported on the interdealer quotation system or exchange on which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the fifteen (15) prior trading days, including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). The Company shall deliver the shares of Common Stock to the Holder within three (3) business days of receipt by the Company of the Notice of Conversion and the Holder may rescind such Notice of Conversion if such shares of Common Stock have not been delivered within three (3) business days. The Holder shall surrender this Note to the Company upon receipt of the shares of Common Stock, executed by the Holder. This will make clear the Holder’s intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. The number of issuable shares of Common Stock will be rounded up to the nearest whole share, and no fractional shares or scrip representing fractions of shares will be issued on conversion. In the event the Company experiences a DTC “Chill” on its shares, the Conversion Price discount shall be increased to 60% while that “Chill” is in effect. Notwithstanding anything to the contrary contained in the Note (except as set forth below in this Section), the Note shall not be convertible by Holder, and Company shall not affect any conversion of the Note or otherwise issue any shares of Common Stock to the extent (but only to the extent) that Holder together with any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the outstanding shares of Common Stock (which maybe increased up to 9.99% upon 60 days’ prior written notice by the Holder to the Company). To the extent the foregoing limitation applies, the determination of whether a Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by Holder and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to Company for conversion, exercise or exchange (as the case may be). No prior inability to convert a Note, or to issue shares of Common Stock, pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of convertibility. For purposes of this Section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder. The provisions of this Section shall be implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this Section (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section shall apply to a successor holder of this Note and shall be unconditional, irrevocable and non-waivable. For any reason at any time, upon the written or oral request of Holder, Company shall within one (1) business day confirm orally and in writing to Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note.

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(b) During the first six (6) months after the Issue Date, the Company may redeem this Note by paying to the Holder an amount as follows: (i) if within the first 60 days of the Issue Date, then an amount equal to 130% of the Principal Amount and accrued interest thereon; (ii) if on or after the 61st day but before the 120th day after the Issue Date, then 140% of the Principal Amount and accrued interest thereon; (iii) if on or after the 121st day after the Issue Date until the 180th day after the Issue Date, then 150% of the Principal Amount and accrued interest thereon. This Note may not be redeemed after 180 days of the Issue Date. The redemption must be closed and paid for within three (3) business days of the Company sending the redemption demand or the redemption will be invalid and the Company may not redeem this Note. All payments made hereunder shall be applied first to the payment of any fees or charges outstanding hereunder, second to accrued interest, and third to the payment of the principal amount outstanding under the Note.

(c) Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(d) In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

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8. While this Note is outstanding and to the extent the Company grants any other party more favorable investment terms, which will include but not be limited to, interest rate, original issue discount, conversion discount or look-back period. The terms of the Note shall automatically adjust to match those more favorable terms.

9. If one or more of the following described “Events of Default” shall occur:

(a) The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b) The Company does not notify the Holder within three (3) business days of granting another party more favorable investment terms; or

(c) Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any respect; or

(d) The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(e) The Company shall (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (v) file a petition for relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(f) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(g) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(h) One or more money judgments, writs or warrants of attachment, or similar process, in excess of one hundred thousand dollars ($100,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(i) The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

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(j) The Company shall have its Common Stock delisted from an exchange (including the OTC Markets’ interdealer quotation system) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than ten (10) consecutive days; or

(k) If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board; or

(l) The Company shall not deliver to the Holder the Common Stock pursuant to Section 4 herein without restrictive legend within three (3) business days of its receipt of a Notice of Conversion; or

(m) The Company shall not be “current” in its filings with the Securities and Exchange Commission; or

(n) The Company shall lost the “bid” price for its stock in a market (including the OTCQB marketplace or other exchange); or

(o) The Company is in arrears for more than 30 days with its Transfer Agent, the Conversion Discount shall be increased to 60%; or

(p) The Company shall (1) not replenish the reserve set forth in Section 13, within 3 business days of the request of the Holder, (2) change Transfer Agents without providing notice and an updated and signed Transfer Agent Letter within 5 business days of the change.

(q) Following any Event of Default, the Conversion Price discount shall be permanently increased an additional five percent (5%); or

Then, or at any time thereafter, unless cured within five (5) days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 9(l) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 9(n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 9(j), (k), (l) or (m) the outstanding Principal Amount under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

The terms of future financings dictate so long as this Note is outstanding, upon any issuance by the Company or any of its subsidiaries of any convertible debt security (whether such debt begins with a convertible feature or such feature is added at a later date) with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Company shall notify the Holder of such additional or more favorable term and such term, at the Holder’s option, shall become a part of this Note and its supporting documentation.. The types of terms contained in the other security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion look back periods, interest rates, original issue discount percentages and warrant coverage.

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If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

At the Holder’s election, if the Company fails for any reason to deliver to the Holder the Conversion Shares by the by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows:

Failure to Deliver Loss = [(High trade price at any time on or after the day of exercise) x (Number of conversion shares)]

The Company must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice to the Company.

10. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

11. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. The Company represents that it is not a “shell company” (as defined in Rule 405 of the Securities Act and Rule 12b-2 under the Exchange Act) and has never been a “shell company” (including its predecessors) or that if it or its predecessors(s) previously has been a “shell company” that at least twelve (12) months have passed since the Company has reported “Form 10” type information indicating it is no longer a “shell company.” Further, the Company will instruct its counsel to either (i) write a Rule 144 opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

13. The Company shall reserve 2,700,000 shares of Common Stock for conversions under this Note (the “Share Reserve”). The Holder shall have the right to periodically request that the number of Reserved Shares be increased so that the number of Reserved Shares equals no fewer than 400% of the number of shares of Company Common Stock issuable upon conversion of the Note. The Company shall pay all costs associated with issuing and delivering the shares. At all times, the reserve shall be maintained with the Transfer Agent at four times the amount of shares required if the Note would be fully converted.

14. The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations, etc. This notice shall be given to the Holder as soon as possible under law.

15. This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

MCTC HOLDINGS, INC.

Dated: January 16, 2020	By:
	Name:	Arman Tabatabaei
	Title:	Chief Executive Officer

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $________ of the above Note into ________ shares of Common Stock (the “Shares”) of MCTC Holdings, Inc. according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ____________________________________________________________

Applicable Conversion Price: _____________________________________________________

Signature: ____________________________________________________________________

[Print Name of Holder and Title of Signer]

Address: _____________________________________________________________________

               _____________________________________________________________________

SSN or EIN:__________________________________________________________________

Shares are to be registered in the following name: ____________________________________

Name: _______________________________________________________________________

Address: _____________________________________________________________________

Tel: ____________________________

Fax: ___________________________

SSN or EIN: ____________________________________________

Shares are to be sent or delivered to the following account:

Account Name: ________________________________________________________________

Address: ______________________________________________________________________

               ______________________________________________________________________

_____

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UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

MCTC HOLDINGS, INC.

The undersigned, being all of the directors of MCTC Holdings, Inc., a Delaware corporation (the “Corporation”), do hereby authorize and approve the actions set forth in the following resolutions in lieu of a meeting pursuant to the Delaware General Corporation Law and the Bylaws of the Corporation, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed effective as of the 16th day of January 2020.

RESOLVED FURTHER: that the form, terms and provisions of a Securities Purchase Agreement (the “SPA”) to be entered into by and among the Corporation and GW Holdings Group, LLC, a New York limited liability company (the “Investor”), providing for the purchase by the Investor of a convertible promissory note in the principal amount of $57,750, bearing interest at the rate of 10% per annum and maturing on the one year anniversary of the issue date (the “Convertible Note”) on the terms and conditions set forth in the SPA, substantially in the form of the draft thereof dated hereof (the “Financing”), be, and the same hereby is, approved, and the officers of the Corporation (the “Proper Officers”) be, and each of them individually hereby is, authorized and directed, for and on behalf of the Corporation, to execute and deliver the SPA with such modifications, amendments or changes therein as the Proper Officer executing the same may approve, such approval and the approval thereof by this Board of Directors, to be conclusively established by such execution and delivery;

RESOLVED FURTHER: That the Proper Officers be, and each of them individually hereby is, authorized and directed, for and on behalf of the Corporation, to execute and deliver the SPA with such modifications, amendments or changes therein as the Proper Officer executing the same may approve, such approval and the approval thereof by this Board of Directors, to be conclusively established by such execution and delivery;

RESOLVED FURTHER: That the form, term and provisions of the Note, substantially in the form set forth in Exhibit A to the SPA, be, and the same hereby are, approved, and the Proper Officers be, and each of them individually hereby is, authorized and directed, for and on behalf of the Corporation, to execute and deliver the Notes, with such modifications, amendments or changes therein as the Proper Officer executing the same may approve, such approval, and the approval thereof by this Board of Directors, to be conclusively established by such execution and delivery;

RESOLVED FURTHER: That the Corporation is hereby authorized and directed to the Convertible Note with an original issue discount of $5,250, the form of which is attached as Exhibit A to the SPA (the “Convertible Note”);

RESOLVED FURTHER: That the officers of this Corporation are authorized and directed to execute and deliver instructions to the Corporation’s transfer agent to irrevocably reserve two million, seven hundred thousand (2,700,000) shares of common stock, par value $0.001 per share (the “Common Stock”), of the Corporation with the transfer agent for the benefit of the Investor for conversion of the Convertible Note (the “Convertible Note Shares”) and that the Investor shall have the right to periodically request that the number of reserved Convertible Note Shares be increased so that the number of Convertible Note Shares is equal to no fewer than 400% of the number of shares of Common Stock issuable upon conversion of the Convertible Note;

RESOLVED FURTHER: That the Convertible Note Shares, when issued pursuant to the terms and conditions of the Convertible Note, shall be deemed to validly issued, fully paid and nonassessable shares of Common Stock of the Corporation;

RATIFICATION OF PRIOR ACTIONS

RESOLVED FURTHER: That any actions taken by any of the Proper Officers or by any employees or agents of the Corporation on or prior to the date on which the Board of Directors adopted the foregoing resolutions in connection with the Financing and the transactions contemplated by these resolutions be, and they hereby are, ratified, confirmed and approved; and

GENERAL

RESOLVED FURTHER: That the Proper Officers of the Corporation be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Corporation, to take all such further action and do such things, and to execute and deliver all such agreements, certificates, consents, instruments and documents and to prepare or cause to be prepared, execute and file or cause to be filed with any federal, state, local, foreign or other regulatory agencies any forms, reports, filings, applications or other documents, and to make all expenditures and incur all expenses which such Proper Officer, in his or her discretion deems necessary, desirable or appropriate to carry out fully the foregoing resolutions and the purposes and intents thereof, and the taking of any such action or the preparation, delivery, execution or filing by a Proper Officer of any of the foregoing or the payment of any such expenditures in connection with the foregoing matters shall conclusively establish authority therefor from the Corporation and the approval and ratification by the Corporation of the actions so taken, agreements or other documents so prepared, executed, delivered or filed, and the expenses or expenditures so paid; and

RESOLVED FURTHER: That an executed copy of this Unanimous Written Consent shall be filed with the minutes of the proceedings of the board of directors of the Corporation.

This Unanimous Written Consent may be signed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have duly executed this Unanimous Written Consent as of the date first written above.

/s/ Arman Tabatabaei
Arman Tabatabaei, Chairman

/s/ Robert L. Hymers
Robert L. Hymers, III, Director

/s/ Dan Van Nguyen
Dan Van Nguyen, Director

/s/ Edward Manolos
Edward Manolos, Director

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